                                 Exhibit 10.1

Headlands                        SERVICING CERTIFICATE
Mortgage

=============================================================================================================================
Revolving Home Equity Loan    LIBOR:                            6.13000%   Current Collection Period:      4/1/00-4/30/00
Asset-Backed Notes            Margin A-1:                       0.35500%   P&S Agreement Date:                 9/1/99
Series 1999-1                 Class A-1  Note Rate:             6.48500%   Original Closing Date:              9/29/99
                              Class A-2  Note Rate:             6.53000%   Distribution Date:                  5/15/00
                              Margin A-2:                       0.40000%   Record Date:                        5/14/00
                              Interest Period 4/17/00 thru         28      Pool Factor:                      85.1723188%
                              5/14/00:
                              Servicing Fee Rate:               0.50000%   Initial Class A-1 O/C Amt:       1,600,227.33
                              Class A-1 Premium Fee Rate:       0.18000%   Initial Class A-2 O/C Amt:        431,934.61
                              Class A-2 Premium Fee Rate:       0.18000%
                                                                           Class A-1 O/C Amt as of Pmt      6,591,541.29
                                                                           Date:
                              Trustee Fee:                      0.00750%   Class A-2 O/C Amt as of Pmt      1,549,398.65
                                                                           Date:
                              Class A-1 Weighted Avg Loan       11.88276%
                              Rate:
                              Class A-2 Weighted Avg Loan       11.68507%
                              Rate:

                              Total Management Fee              1,000.00
        =====================================================================================================================

BALANCES
        Beginning Class A-1 Pool Balance                                                                      199,707,517.66
        Beginning Class A-2 Pool Balance                                                                       42,090,315.39


        Beginning Class A-1 Note Balance -- CUSIP 422093AK0                                                   193,787,839.60
        Beginning Class A-2 Note Balance -- CUSIP 422093AL8                                                    40,665,973.21

        Class A-1 Overcollateralization Amount to Fill                                                            873,721.67
        Class A-2 Overcollateralization Amount to Fill                                                            462,189.06

        Ending Class A-1 Pool Balance                                                                         196,165,791.64
        Ending Class A-2 Pool Balance                                                                          40,862,979.25


        Ending Class A-1 Note Balance -- CUSIP 422093AK0                                                      189,574,250.35
        Ending Class A-2 Note Balance -- CUSIP 422093AL8                                                       39,313,580.60

        Additional Balances  Class A-1                                                                          4,142,101.12
        Additional Balances  Class A-2                                                                            337,042.92

        Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                               0
        Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                            0.00
        Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                0
        Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                             0.00
        Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                       0
        Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                     0.00
        Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                 0
        Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                               0.00
        Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                        0
        Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                      0.00
        Cumulative Number of ALL Subsequent Mortgage Loans                                                                 0
        Cumulative Subsequent Mortgage Loan Asset Balance                                                               0.00
        Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                     0.00

        Beginning Loan Count                                                                                           5,659
        Ending Loan Count                                                                                              5,521

COLLECTION AMOUNTS Class A-1
   1    Aggregate of All Mortgage Collections (Gross)                                                           9,447,413.26
   2    Total Mortgage Interest Collections (Gross)                                                             1,763,586.12
        Servicing Fees (current collection period)                                                                 83,211.47
        Deferred Interest Transfer (DI)                                                                                 0.00
     3a      Mortgage Principal Collections                                                                     7,683,827.14
     3b      Pre-Funded Balance                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    7,683,827.14
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                   80,659.75


COLLECTION AMOUNTS Class A-2
   1    Aggregate of All Mortgage Collections (Gross)                                                           1,920,077.44
   2    Total Mortgage Interest Collections (Gross)                                                               355,698.38
        Servicing Fees (current collection period)                                                                 17,537.63
        Deferred Interest Transfer (DI)                                                                                 0.00
     3a      Mortgage Principal Collections                                                                     1,564,379.06
     3b      Pre-Funded Balance                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    1,564,379.06
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                        0.00

TOTAL COLLECTION AMOUNT
   1    Aggregate of All Mortgage Collections (Gross)                                                          11,367,490.70
   2    Total Mortgage Interest Collections (Gross)                                                             2,119,284.50
        Servicing Fees (current collection period)                                                                100,749.10
        Deferred Interest Transfer (DI)                                                                                 0.00
     3a      Mortgage Principal Collections                                                                     9,248,206.20
     3b      Insurance Proceeds                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    9,248,206.20
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                   80,659.75


        Class A-1 Net Interest Collection                                                                       1,680,374.65
        Class A-2 Net Interest Collection                                                                         338,160.75



DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note Interest 8.6 (d)(iv)                                                                       977,444.33
        Class A-1 Note Unpaid Interest Shortfall (current cycle)                                                        0.00
        Class A-1 Note Reserve Fund Amount                                                                              0.00
        Investor Loss Amount                                                                                            0.00
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                29,068.18
        Credit Enhancer Reimbursement                                                                                   0.00
        Accelerated Principal Distribution Amount                                                                 671,863.23
        Spread Account Deposit                                                                                          0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                                            1,211.17
        Management Fee 8.6 (d)(iii)                                                                                   787.74
        Payment to Servicer                                                                                             0.00
        Deferred Interest                                                                                               0.00

        Remaining Amount to Transferor                                                                                  0.00
        Total Certificateholders Distribution Allocable to Interest                                             1,680,374.65


        Maximum Principal Payment                                                                               3,541,726.02
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C                   0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                                 671,863.23
        Loan Loss                                                                                                       0.00
        Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        Total Certificateholders Distribution Allocable to Principal                                            4,213,589.25


DISTRIBUTION AMOUNTS Class A-2
        Class A-2 Note Interest 8.6 (d)(iv)                                                                       206,537.96
        Class A-2 Note Unpaid Interest Shortfall (current cycle)                                                        0.00
        Class A-2 Note Reserve Fund Amount                                                                              0.00
        Investor Loss Amount                                                                                            0.00
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                 6,099.90
        Credit Enhancer Reimbursement                                                                                   0.00
        Accelerated Principal Distribution Amount                                                                 125,056.47
        Spread Account Deposit                                                                                          0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                                              254.16
        Management Fee 8.6 (d)(iii)                                                                                   212.26
        Payment to Servicer                                                                                             0.00
        Deferred Interest                                                                                               0.00
        Remaining Amount to Transferor                                                                                  0.00
        Total Certificateholders Distribution Allocable to                                                        338,160.75
        Interest


        Maximum Principal Payment                                                                               1,227,336.14
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C                  0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                                 125,056.47
        Loan Loss                                                                                                       0.00
        Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        Total Certificateholders Distribution Allocable to Principal                                            1,352,392.61



TOTAL DISTRIBUTION AMOUNT
        Class A Note Interest 8.6 (d)(iv)                                                                       1,183,982.29
        Class A Note Unpaid Interest Shortfall (current cycle) 5.01(i)                                                  0.00
        Class A Note Reserve Fund Amount                                                                                0.00
        Investor Loss Amount 5.01(iii)                                                                                  0.00
        Previous Investor Loss Amount 5.01(iv)                                                                          0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                35,168.07
        Credit Enhancer Reimbursement 5.01(vi)                                                                          0.00
        Accelerated Principal Distribution Amount 5.01(vii)                                                       796,919.70
        Spread Account Deposit 5.01(viii)                                                                               0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                                            1,465.34
        Management Fee 8.6 (d)(iii)                                                                                 1,000.00
        Payment to Servicer per Section 7.03 5.01 (x)                                                                   0.00
        Deferred Interest 5.01 (xi)                                                                                     0.00
        Remaining Amount to Transferor 5.01 (xii)                                                                       0.00
        Total Certificateholders Distribution Allocable to Interest                                             2,018,535.40



        Maximum Principal Payment                                                                               4,769,062.16
        Scheduled Principal Collection Payment                                                                          0.00
        Accelerated Principal Distribution Amount                                                                 796,919.70
        Loan Loss                                                                                                       0.00

        Overcollateralization Deficit 8.6 (d)(vi)                                                                       0.00
        Total Certificateholders Distribution Allocable to Principal                                            5,565,981.86

LOSSES/RETRANSFERS
        Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                                      0.00
        Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                                      0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                                      0.00
        Investor Loss Reduction Amount (From Previous Distributions)                                                    0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                                             4.6172728
        Interest Distribution Amount                                                                               4.6172728
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000

        Total Class A-1 Note Distribution Amount Allocable to Principal                                           19.9042446
        Maximum Principal Payment                                                                                 16.7304824
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.0000000
        Accelerated Principal Distribution Amount                                                                  3.1737621

Class A-2
        Total Class A-2 Note Distribution Amount Allocable to Interest                                             3.6208050
        Interest Distribution Amount                                                                               3.6208050
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000

        Total Class A-2 Note Distribution Amount Allocable to Principal                                           23.7087166
        Maximum Principal Payment                                                                                 21.5163588
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.0000000
        Accelerated Principal Distribution Amount                                                                  2.1923577

        Total Interest Amount Distributed to Class A Certificateholder                                             8.2380778
        Total Principal Amount Distributed to Class A Certificateholder                                           43.6129611

        Credit Enhancement Draw Amount                                                                                  0.00

DELINQUENCIES/FORECLOSURES

Class A-1
        Number of Mortgages 30 to 59 Days Delinquent                                                                      88
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      3,482,558.36
        Number of Mortgages 60 to 89 Days Delinquent                                                                      16
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        617,629.06
        Number of Mortgages 90 to 179 Days Delinquent                                                                      5
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       261,248.08
        Number of Mortgages 180 or more Days Delinquent                                                                    2
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                      56,615.80
        Number of Mortgage Loans in Foreclosure                                                                           15
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             667,919.06

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

Class A-2
        Number of Mortgages 30 to 59 Days Delinquent                                                                       4
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                        334,450.88
        Number of Mortgages 60 to 89 Days Delinquent                                                                       1
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                         29,270.18
        Number of Mortgages 90 to 179 Days Delinquent                                                                      0
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                             0.00
        Number of Mortgages 180 or more Days Delinquent                                                                    0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
        Number of Mortgage Loans in Foreclosure                                                                            1
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             399,190.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                 242,594.50
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

TOTAL DELINQUENCIES/FORECLOSURES

        Number of Mortgages 30 to 59 Days Delinquent                                                                      92
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      3,817,009.24
        Number of Mortgages 60 to 89 Days Delinquent                                                                      17
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        646,899.24
        Number of Mortgages 90 to 179 Days Delinquent                                                                      5
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       261,248.08
        Number of Mortgages 180 or more Days Delinquent                                                                    2
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                      56,615.80
        Number of Mortgage Loans in Foreclosure                                                                           16
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                           1,067,109.06

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                 242,594.50
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00
============================================================================================================================

RESERVE FUND ACTIVITY

        Class A-1 Reserve Fund Beginning Balance                                                                        0.00
        Class A-1 Reserve Fund Deposit/Withdrawal                                                                       0.00
        Class A-1 Reserve Fund Ending Balance                                                                           0.00

        Class A-2 Reserve Fund Beginning Balance                                                                        0.00
        Class A-2 Reserve Fund Deposit/Withdrawal                                                                       0.00
        Class A-2 Reserve Fund Ending Balance                                                                           0.00

        OFFICER'S CERTIFICATE
        All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

        The Attached Servicing Certificate is true and correct in all material respects.

        ________________________________________________________
        A Servicing Officer    Teri Martine

------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                               STATEMENT TO NOTEHOLDERS
==================================================================================================================
Revolving Home Equity Loan   LIBOR:                        6.13000%  Current Collection Period:  4/1/00-4/30/00
Asset-Backed Notes           Margin:                       0.35500%  P&S Agreement Date:             9/1/99
Series 1999-1                Class A-1 Note Rate:          6.48500%  Original Closing Date:         9/29/99
                             Class A-2 Note Rate:          6.53000%  Distribution Date:             5/15/00
                                                                     Record Date:                   5/14/00
                             Interest Period 4/17/00 thru     28     Pool Factor:                 85.1723188%
                                       5/14/00:

==================================================================================================================

          BALANCES
          Beginning HELOC Pool Balance                                                             199,707,517.66
          Beginning Second Lien Pool Balance                                                        42,090,315.39

          Beginning Class A-1 Note Balance -- CUSIP 422093AK0                                      193,787,839.60
          Beginning Class A-2 Note Balance -- CUSIP 422093AL8                                       40,665,973.21

          Ending Class A-1 Pool Balance                                                            196,165,791.64
          Ending Class A-2 Pool Balance                                                             40,862,979.25

          Ending Class A-1 Note Balance -- CUSIP 422093AK0                                         189,574,250.35
          Ending Class A-2 Note Balance -- CUSIP 422093AL8                                          39,313,580.60

          Additional Balances Class A-1                                                              4,142,101.12
          Additional Balances Class A-2                                                                337,042.92

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                  0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                               0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                   0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                0.00
          Number of all Subsequent HELOC Mortgage Loans (Current Date)                                          0
          Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                        0.00
          Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                    0
          Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                  0.00
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                           0
          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                         0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                                    0
          Cumulative Subsequent Mortgage Loan Asset Balance                                                  0.00
          Class A-1 Cumulative Excess of Draws Over Principal Paydown                                        0.00

          Beginning Loan Count                                                                              5,659
          Ending Loan Count                                                                                 5,521

COLLECTION AMOUNTS Class A-1
          Aggregate of All Mortgage Collections                                                      9,364,201.79
          Total Mortgage Interest Collections                                                        1,763,586.12
          Servicing Fees (current collection period)                                                   (83,211.47)
               Mortgage Principal Collections                                                        7,683,827.14
               Pre-Funded Balance                                                                            0.00

          Total Mortgage Principal Collections                                                       7,683,827.14

COLLECTION AMOUNTS Class A-2
          Aggregate of All Mortgage Collections                                          1,902,539.81
          Total Mortgage Interest Collections                                              355,698.38
          Servicing Fees (current collection period)                                       (17,537.63)
               Mortgage Principal Collections                                            1,564,379.06
               Pre-Funded Balance                                                                0.00

          Total Mortgage Principal Collections                                           1,564,379.06


TOTAL COLLECTION AMOUNT
          Aggregate of All Mortgage Collections                                         11,367,490.70
          Total Mortgage Interest Collections                                            2,119,284.50
               Mortgage Principal Collections                                            9,248,206.20
               Pre-Funded Balance                                                                0.00

          Total Mortgage Principal Collections                                           9,248,206.20



DISTRIBUTION AMOUNTS Class A-1
          Class A-1 Note    Interest                                                       977,444.33
          Class A-1 Note    Unpaid Interest Shortfall (current                                   0.00
          cycle)
          Class A-1 Note    Reserve Fund Amount                                                  0.00

          Maximum Principal Payment                                                      3,541,726.02
          Scheduled Principal Collection                                                         0.00
          Accelerated Principal Distribution Amount                                        671,863.23
          Loan Loss                                                                              0.00
          Class A-1 Overcollateralization Deficit                                                0.00
          Total Certificateholders Distribution Allocable to                             4,213,589.25
          Principal

DISTRIBUTION AMOUNTS Class A-2
          Class A-2 Note    Interest                                                       206,537.96
          Class A-2 Note    Unpaid Interest Shortfall (current                                   0.00
          cycle)
          Class A-2 Note    Reserve Fund Amount                                                  0.00

          Maximum Principal Payment                                                      1,227,336.14
          Scheduled Principal Collection                                                         0.00
          Accelerated Principal Distribution Amount                                        125,056.47
          Loan Loss                                                                              0.00
          Class A-2 Overcollateralization Deficit                                                0.00
          Total Certificateholders Distribution Allocable to                             1,352,392.61
          Principal

TOTAL DISTRIBUTION AMOUNT
          Class A Note Interest                                                          1,183,982.29
          Class A Note Unpaid Interest Shortfall (current cycle)                                 0.00
          Class A Note Reserve Fund Amount                                                       0.00


          Maximum Principal Payment                                                      4,769,062.16
          Scheduled Principal Collection Payment                                                 0.00
          Accelerated Principal Distribution Amount                                        796,919.70
          Overcollateralization Deficit                                                          0.00
          Total Certificateholders Distribution Allocable to
          Principal                                                                      5,565,981.86

LOSSES/RETRANSFERS

          Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Interest Earned on Shortfall @ applicable Certificate Rate                                         0.00
          Investor Loss Reduction Amount (From Previous  Distributions)                                      0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
          Total Class A-1 Note Distribution Amount Allocable to Interest                                4.6172728
          Interest Distribution Amount                                                                  4.6172728
          Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

          Total Class A-1 Note Distribution Amount Allocable to Principal                              19.9042446
          Maximum Principal Payment                                                                    16.7304824
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     0.0000000
          Accelerated Principal Distribution Amount                                                     3.1737621

Class A-2
          Total Class A-2 Note Distribution Amount Allocable to Interest                                3.6208050
          Interest Distribution Amount                                                                  3.6208050
          Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

          Total Class A-2 Note Distribution Amount Allocable to Principal                              23.7087166
          Maximum Principal Payment                                                                    21.5163588
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     0.0000000
          Accelerated Principal Distribution Amount                                                     2.1923577


          Total Interest Amount Distributed to Class A Certificateholder                                8.2380778
          Total Principal Amount Distributed to Class A Certificateholder                              43.6129611

          Credit Enhancement Draw Amount                                                                     0.00

DELINQUENCIES/FORECLOSURES
Class A-1
          Number of Mortgages 31 to 60 Days Delinquent                                                         88
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         3,482,558.36
          Number of Mortgages 61 to 90 Days Delinquent                                                         16
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           617,629.06
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 5
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                  261,248.08
          Number of Mortgages 181 or more Days Delinquent                                                       2
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                         56,615.80
          Number of Mortgage Loans in Foreclosure                                                              15
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                667,919.06

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

Class A-2
          Number of Mortgages 31 to 60 Days Delinquent                                                          4
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                           334,450.88
          Number of Mortgages 61 to 90 Days Delinquent                                                          1
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                            29,270.18
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 0
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Deliquent                         0.00
          Number of Mortgages 181 or more Days Delinquent                                                       0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              0.00
          Number of Mortgage Loans in Foreclosure                                                               1
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                399,190.00


          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                    242,594.50
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

TOTAL DELINQUENCIES/FORECLOSURES
          Number of Mortgages 31 to 60 Days Delinquent                                                         92
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         3,817,009.24
          Number of Mortgages 61 to 90 Days Delinquent                                                         17
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           646,899.24
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 5
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Deliquent                   261,248.08
          Number of Mortgages 181 or more Days Delinquent                                                       2
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                         56,615.80
          Number of Mortgage Loans in Foreclosure                                                              16
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                              1,067,109.06

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                    242,594.50
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

================================================================================

      Class A-1 Note Rate For Next Distribution        LIBOR                TBD


RESERVE FUND ACTIVITY

          Class A-1 Reserve Fund  Beginning Balance                                                          0.00
          Class A-1 Reserve Fund  Deposit/Withdrawal                                                         0.00
          Class A-1 Reserve Fund  Ending Balance                                                             0.00

          Class A-2 Reserve Fund  Beginning Balance                                                          0.00
          Class A-2 Reserve Fund  Deposit/Withdrawal                                                         0.00
          Class A-2 Reserve Fund  Ending Balance                                                             0.00